UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 20, 2020
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Redemption of Second Lien Notes
On February 20, 2020, VICI Properties 1 LLC and VICI FC Inc. (the “Issuers”), each a wholly owned subsidiary of VICI Properties Inc. (the “Company”), completed the previously announced redemption in full of the $498.5 million outstanding aggregate principal amount of the Issuers’ 8.0% Second-Priority Senior Secured Notes due 2023 (the “Second Lien Notes”) issued pursuant to that certain indenture, dated as of October 6, 2017, by and among the Issuers, the subsidiary guarantors party thereto from time to time, and UMB Bank National Association, as trustee (as supplemented prior to the date hereof, the “Second Lien Notes Indenture”) for approximately $537.5 million, consisting of the outstanding principal amount plus the applicable premium pursuant to the terms set forth in the Second Lien Notes Indenture.
On February 20, 2020, the Company issued a press release announcing the completion of the redemption of the Second Lien Notes. A copy of the press release is attached hereto as Exhibit 99.1.
Material U.S. Federal Income Tax Considerations
The Company is filing as Exhibit 99.2 (which is incorporated by reference herein) a description of the material U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust and the ownership and disposition of the Company’s common stock. The description contained in Exhibit 99.2 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its securityholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 20, 2020

99.2	Material U.S. Federal Income Tax Considerations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: February 20, 2020	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary